                                                                   EXHIBIT 10.15

THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER FEDERAL OR STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS SO REGISTERED OR QUALIFIED OR UNLESS AN EXEMPTION EXISTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED BY AN OPINION OF COUNSEL TO THE REGISTERED HOLDER (WHICH OPINION AND COUNSEL SHALL BOTH BE SATISFACTORY TO THE COMPANY).


                            BILL BARRETT CORPORATION

                             STOCK OPTION AGREEMENT
                (2003 Stock Option Plan--Incentive Stock Options)

         THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of the ____ day of __________ 2004 (the "Date of Grant") by and between Bill Barrett Corporation, a Delaware corporation (the "Company"), and __________ (the "Optionee").

                                   WITNESSETH:

         WHEREAS, effective as of __________, the Optionee received a stock option to purchase shares of the Company's Common Stock pursuant to the Company's 2003 Stock Option Plan (as amended, restated or otherwise modified from time to time, the "2003 Plan") in order to provide the Optionee with an opportunity for investment in the Company and additional incentive to pursue the success of the Company, and this option is to be for the number of shares, at the price per share and on the terms set forth in this Agreement;

         WHEREAS, pursuant to the 2003 Plan the Company may issue options to purchase up to 200,000 shares of Common Stock at an exercise price of not less than $1.00 per share;

         WHEREAS, the Company intends that the stock option granted pursuant to this Agreement qualify as an incentive stock option (an "Incentive Option") to the full extent permitted pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and that to the extent the stock option does not qualify as an Incentive Stock Option, it shall be considered a non-qualified stock option (a "Non-Qualified Option"). In determining whether a portion of the stock option granted pursuant to this Agreement is a Non-Qualified Option, Tranche B Options granted pursuant to the Company 2002 Stock Option Plan (the "2002 Plan") held by the Optionee shall be considered Incentive Options to the fullest extent permitted by Section 422 of the Code prior to considering whether the option granted pursuant to this Agreement or Tranche A Options granted pursuant to the 2002 Plan held by the Optionee are Incentive Options; and

         WHEREAS, the Optionee desires to receive an option on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1. Grant Of Option. The Company hereby grants to the Optionee, as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and option (the "Option") to purchase all or any part of an aggregate of ((TrancheA)) shares of the authorized and unissued $.001 par value common stock of the Company (the "Option Shares") pursuant to the terms and conditions set forth in this Agreement.

         2. Option Price. At any time when shares are to be purchased pursuant to the Option, the purchase price for each Option Share shall be $_____ (the "Option Price").

         3. Exercise Period.

            (a) The exercise period shall commence on the Date of Grant and terminate at 5:00 p.m., Denver, Colorado time, on __________, 2014, unless earlier terminated as provided in this Agreement. The number of Option Shares that may be purchased upon the exercise of a portion of the Option at any time during the exercise period shall be equal to the number of Option Shares for which Time Vesting (as described in Section 3(b) below) has occurred, reduced by the number of Option Shares previously purchased upon the exercise of a portion of the Option. No portion of the Option shall be exercisable except to the extent that both Time Vesting and Equity Vesting described in Section 3(c) have occurred.

            (b) "Time Vesting" shall occur based on the following schedule so that on each date set forth under the column "Date", Time Vesting shall have occurred with respect to the percentage of the total number of Option Shares subject to the Option set forth under the column "Time Vested Portion Of Option":

                           Date                                            Time Vested Portion Of Option
                           ----                                            -----------------------------
                           First Anniversary of Date of Grant                            40%
                           Second Anniversary of Date of Grant                           60%
                           Third Anniversary of Date of Grant                            80%
                           Fourth Anniversary of Date of Grant                          100%

            Notwithstanding the foregoing, the Option shall become fully Time Vested upon a Change In Control (as defined in the Plan) or immediately prior thereto to the extent set forth in the Plan if but only if the Optionee is employed by the Company or any of its subsidiaries immediately prior to such Change In Control.

            (c) The Option shall be considered an Incentive Option to the full extent permitted pursuant to Section 422 of the Code. To the extent that the Option does not qualify as an Incentive Option, it shall be considered a Non-Qualified Option. In determining whether a portion of the Option shall be considered a Non-Qualified Option, Tranche B Options held by the Optionee shall be considered Incentive Options to the fullest extent permitted by Section 422 of the Code prior to considering whether Options granted pursuant to the 2003 Plan held by Optionee are Incentive Options, and Options granted pursuant to the 2003 Plan held by the Optionee shall be considered Incentive Options to the fullest extent permitted by Section 422 of the Code prior to considering whether Tranche A Options held by the Optionee are Incentive Options. Optionee acknowledges and agrees that the Company is making no representation or warranty that this Option qualifies as an Incentive Option and that the Company is not obligated to take any action or refrain from taking any action in order to cause this Option to qualify or continue to qualify as an Incentive Option.

         4. Exercise Of Option.

            (a) To the extent exercisable pursuant to Section 3(a), the Option may be exercised in whole or in part by delivering to the Treasurer of the Company (i) a Notice And Agreement Of Exercise Of Option, substantially in the form attached hereto as Exhibit A (which may be modified at any time by the Company in its discretion as necessary to comply with applicable securities laws), specifying the number of Option Shares with respect to which the Option is exercised, and (ii) full payment, in the manner described in Section 5 of this Agreement, of the Option Price for such shares. The Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $1,000 or unless the entire remaining portion of the Option is being exercised. In addition, if the Stockholders' Agreement is in effect at the time of the Optionee's exercise of the Option, the Optionee shall sign and deliver to the Company a counterpart of the Stockholders' Agreement as then in effect.

            (b) Promptly upon receipt of the Notice And Agreement Of Exercise Of Option together with the full payment of the Option Price, and a counterpart of the Stockholders' Agreement signed by the Optionee, if applicable, the Company shall deliver to the Optionee a properly executed certificate or certificates representing the Option Shares being purchased.

            (c) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided, that in the event of the death of the Optionee, the personal representative or estate of the Optionee may exercise the Option; provided, further, that in the event of the legal disability of the Optionee, the guardian or personal representative of the Optionee may exercise the Option if such guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of Section 422(b)(5), or its successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"). Any opinion of counsel must be acceptable to the Option Committee both with respect to the counsel rendering the opinion and with respect to the form of opinion.

            (d) (1) If for any reason (other than the termination of Optionee's employment because of Optionee's death or legal disability or the termination of Optionee's employment by the Company for Cause (as defined in the Plan)), the Optionee ceases to be employed by the Company, then the Option may be exercised within three (3) months after such termination of the Optionee's employment, or, if the Optionee dies during the three-month period immediately following such termination, within one year after Optionee's death, but, in each case, to the extent that (A) the Option was exercisable pursuant to Section 3(a) on the date of termination of the Optionee's employment, and (B) the period for exercise of the Option, as set forth in Section 3(b), has not terminated as of the date of exercise. Upon termination of the respective periods set forth in the previous sentence, any unexercised portion of an Option shall expire. (1) If the Optionee's employment with the Company is terminated because of the Optionee's death or legal disability, the Option may be exercised within one (1) year after termination, but only to the extent that (A) the Option was exercisable pursuant to Section 3(a) on the date of termination of the Optionee's employment, and (B) the period for exercise of the Option, as set forth in Section 3(b), has not terminated as of the date of exercise. Upon termination of the respective periods set forth in the previous sentence, any unexercised portion of an Option shall expire.

                (3) If the Optionee's employment by the Company is terminated for Cause (as defined in the Plan), (A) the Option shall expire upon delivery to the Optionee of notice of termination, which may be oral or in writing, and all rights to purchase shares pursuant to the Option shall terminate immediately, and (B) at the Company's option, all Option Shares acquired by Optionee shall be immediately forfeit without any action on the part of the Company or Optionee, and the Company shall promptly reimburse Optionee the aggregate purchase price actually paid by Optionee for such Option

Shares (excluding any Common Stock or conversion of Option Shares used as payment for such purchase price).

         5. Payment For Option Shares. If payment for the Option Price is made other than by a method described in Sections 5(a) or 5(b), the Option Price shall be paid in cash, certified funds, or Optionee's check. Payment shall be considered made when the Treasurer of the Company receives delivery of the payment at the Company's address, provided that a payment made by check is honored when first presented to the Optionee's bank. Beginning 180 days after the consummation of any firm commitment underwritten offering of Common Stock to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, (i) for which the aggregate gross proceeds to the Company are not less than fifty million dollars ($50,000,000), (ii) in which each outstanding share of Series B Preferred Stock of the Company converts pursuant to terms thereof into shares of Common Stock that have an aggregate value, based on the price to public in such offering, of at least $7.50 per share, and (iii) pursuant to which shares of Common Stock are authorized and approved for listing on the New York Stock Exchange or admitted to trading and quoted in the Nasdaq National Market system (a "Qualified Public Offering"), payment for the exercise of an Option may be made pursuant to the following methods:

            (a) If the Option Price of the Option Shares purchased by Optionee at any one time exceeds $1,000, the Company, in its sole discretion, upon request by Optionee, may permit all or part of the Option Price to be paid by delivery to the Company for cancellation shares of Common Stock previously owned by Optionee ("Previously Owned Shares") with a Fair Market Value (as defined in the Plan) as of the date of the payment equal to the portion of the Option Price for the Option Shares that Optionee does not pay in cash. Notwithstanding the above, Optionee may be permitted to exercise the Option by delivering Previously Owned Shares only if (i) Optionee has held, and provides appropriate evidence of such, the Previously Owned Shares for more than six months prior to the date of exercise, or (ii) the Previously Owned Shares were acquired by Optionee in an arm's length, open market transaction, or (iii) the Previously Owned Shares consist of a combination of shares meeting the criteria described in either of the immediately preceding clauses (i) and (ii). This period described in clause
(i) of the preceding sentence (the "Holding Period") may be extended by the Company acting in its sole discretion as is necessary, in the opinion of the Company, so that, under generally accepted accounting principles, no compensation shall be considered to have been or to be paid to Optionee as a result of the exercise of the Option in this manner. At the time the Option is exercised, Optionee shall provide an affidavit, and such other evidence and documents as the Company shall request, to establish that the requirements of clauses (i), (ii) or (iii) above have been satisfied. As indicated above, Optionee may deliver shares of Common Stock as part of the purchase price only if the Company, in its sole discretion, agrees, on a case by case basis, to permit this form of payment.

            (b) Optionee also may pay the Option Price by delivering to the Company and to a broker-dealer, which broker-dealer shall be subject to approval by the Option Committee at the Option Committee's sole discretion, a written notice of exercise, in the form prescribed by the Option Committee, together with the Optionee's irrevocable instructions to the broker-dealer to promptly deliver to the Company certified funds representing the Option Price, which certified funds may be the result of the broker-dealer's sale of some or all of the Option Shares received upon exercise or the result of a loan from the broker-dealer to the Optionee.

         6. Withholding Taxes. The Company may take such steps as it deems necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the Option including, but not limited to, the withholding of all or any portion of any payment owed by the Company to the Optionee or the withholding of issuance of Option Shares to be issued upon the exercise of the Option.

         7. Securities Laws Requirements. The issuance of the Option has not been registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon an exemption from registration. In addition, no Option Shares shall be issued unless and until, in the opinion of the Company, there has been full compliance with any applicable registration requirements of the 1933 Act, any applicable listing requirements of any securities exchange on which stock of the same class has been listed, if any, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery. Optionee hereby acknowledges, represents, warrants and agrees as follows, and, pursuant to the terms of the Notice And Agreement Of Exercise Of Option (Exhibit A) that shall be delivered to the Company upon each exercise of the Option, Optionee shall acknowledge, represent, warrant and agree as follows:

            (a) Optionee is acquiring the Option and the Option Shares for investment purposes only and the Option and the Option Shares that Optionee is acquiring will be held by Optionee without sale, transfer or other disposition for an indefinite period unless the transfer of those securities is subsequently registered under the federal securities laws or unless exemptions from registration are available;

            (b) Optionee's overall commitment to investments that are not readily marketable is not disproportionate to Optionee's net worth and Optionee's investment in the Option and the Option Shares will not cause such overall commitments to become excessive;

            (c) Optionee's financial condition is such that Optionee is under no present or contemplated future need to dispose of any portion of the Option or the Option Shares to satisfy any existing or contemplated undertaking, need or indebtedness;

            (d) Optionee has sufficient knowledge and experience in business and financial matters to evaluate, and Optionee has evaluated, the merits and risks of an investment in the Option and the Option Shares;

            (e) The address set forth in this Agreement is Optionee's true and correct residence, and Optionee has no present intention of becoming a resident of any other state or jurisdiction;

            (f) Optionee confirms that all documents, records and books pertaining to an investment in the Option and the Option Shares have been made available or delivered to Optionee, and Optionee has had the opportunity to discuss the acquisition of the Option and the Option Shares with the Company. Optionee also confirms that Optionee has obtained or been given access to all information concerning the Company that Optionee has reasonably requested;

            (g) Optionee has had the opportunity to ask questions of, and receive the answers from, the Company concerning the terms of the investment in the Option and the Option Shares and to receive additional information necessary to verify the accuracy of the information delivered to Optionee, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense;

            (h) Optionee understands that the Option has not been, and the Option Shares issuable upon exercise of the Option will not be, registered under the 1933 Act or any state securities laws in reliance on an exemption for private offerings, and no federal or state agency has made any finding or determination as to the fairness of this investment or any recommendation or endorsement of the issuance of the Option or the Option Shares;

            (i) The Option and the Option Shares that Optionee is acquiring will be solely for Optionee's own account, for investment, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. Optionee has no agreement or arrangement for any such resale, distribution, subdivision or fractionalization thereof;

            (j) Optionee acknowledges and is aware of the following:

                (i) The Company has a history of losses. The Option and the Option Shares constitute a speculative investment and involve a high degree of risk of loss by Optionee of Optionee's total investment in the Option and the Option Shares.

                (ii) There are substantial restrictions on the transferability of the Option and the Option Shares. The Option is not transferable except by will or the laws of descent and distribution, and any attempt to do so shall void the Option. The Option Shares cannot be transferred, pledged, hypothecated, sold or otherwise disposed of unless they are registered under the 1933 Act or an exemption from such registration is available and established to the satisfaction of the Company; Optionee has no rights to require that the Option Shares be registered; there is no right of presentment of the Option Shares and there is no obligation by the Company to repurchase any of the Option Shares; and, accordingly, Optionee may have to hold the Option Shares indefinitely and it may not be possible for Optionee to liquidate Optionee's investment in the Company;

                (iii) Each certificate issued representing the Option Shares shall be imprinted with a legend that sets forth a description of the restrictions on transferability of those securities, which legend will read substantially as follows:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER FEDERAL OR STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS SO REGISTERED OR QUALIFIED OR UNLESS AN EXEMPTION EXISTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED BY AN OPINION OF COUNSEL TO THE REGISTERED HOLDER (WHICH OPINION AND COUNSEL SHALL BOTH BE SATISFACTORY TO THE COMPANY)."

            (k) Optionee shall report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

            (l) If and so long as Optionee is subject to reporting requirements under Section 16(a) of the 1934 Act, Optionee shall (i) be aware that any sale by Optionee or Optionee's immediate family of shares of the Company's common stock or any of the Option Shares within six months before or after any transaction deemed to be a "purchase" of an equity security of the Company may create liability for Optionee under Section 16(b) of the 1934 Act, (ii) consult with Optionee's counsel regarding the application of Section 16(b) of the 1934 Act prior to any exercise of the Option, and prior to any sale of shares of the Company's common stock or the Option Shares, (iii) furnish the Company with a copy of each Form 4 filed by Optionee, and (iv) timely file all reports required under the federal securities laws.

            (m) Optionee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any Option Shares, within two (2) years after the Date of Grant or within one (1) year after the acquisition of such Option Shares, setting forth the date and manner of disposition, the number of Option Shares disposed of and the price at which such shares were disposed. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Company may, in its discretion, require Option Shares acquired by a Optionee upon exercise of the Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this section.

            The restrictions described above, or notice thereof, may be placed on the certificates representing the Option Shares purchased pursuant to the Option, and the Company may refuse to issue the certificates or to transfer the shares on its books unless it is satisfied that no violation of such restrictions will occur.

         8. Transferability Of Option. No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of a Non-Qualified Option, pursuant to a domestic relations order (within the meaning of Rule 12a-12 promulgated under the Exchange Act), and Options shall be exercisable during the lifetime of an Optionee only by the Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, with advance written consent of the Company, Non-Qualified Options may be transferred to Permitted Transferees (as defined below) of the Optionee, and for purposes of this Agreement, a Permitted Transferee of an Optionee shall be deemed to be the Optionee. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee. A "Permitted Transferee" means (i) the spouse of the Optionee, (ii) a trust, or family partnership, the sole beneficiary of which is the Optionee, the spouse of or, any person related by blood or adoption to, the Optionee; provided, that any such transfers to a Permitted Transferee do not conflict with or constitute a violation of state or federal securities laws.

         9. Adjustment By Stock Split, Stock Dividend, Etc. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) of the Company should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then the Option Shares shall be subject to adjustment as provided in the Plan.

         10. Change in Control; Subsequent Change in Control. In the event of a Change in Control or a Subsequent Change in Control (each as defined in the Plan), the Option and the Option Shares shall be governed by the provisions of
Section 20 of the Plan.

         11. Common Stock To Be Received Upon Exercise. Optionee understands that the Company is under no obligation to register the issuance of the Option Shares or the resale of the Option Shares under the Securities Act of 1933, as amended (the "Act"), and that in the absence of any such registration, the Option Shares cannot be sold unless they are sold pursuant to an exemption from registration under the Act. The Company is under no obligation to comply, or to assist the Optionee in complying, with any exemption from such registration requirement, including supplying the Optionee with any information necessary to permit routine sales of the Option Shares under Rule 144 of the Securities and Exchange Commission. Optionee also understands that with respect to Rule 144, routine sales of securities made in reliance upon such Rule can be made only in limited amounts in accordance with the terms and conditions of the Rule, and that in cases in which the Rule is inapplicable, compliance with either Regulation A or another disclosure exemption under the Act will be required. Thus, the Option Shares will have to be held indefinitely in the absence of registration under the Act or an exemption from registration.

             Furthermore, the Optionee fully understands that issuance of the Option Shares may not be registered under the Act and that if their issuance is not registered, they will be issued in reliance upon an exemption which is available only if Optionee acquires such shares for investment and not with a view to distribution. Optionee is familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the Act and the special meaning given to such term in various releases of the Securities And Exchange Commission.

         12. Privilege Of Ownership. Optionee shall not have any of the rights of a stockholder with respect to the shares covered by the Option except to the extent that one or more certificates for such shares shall be delivered to him upon exercise of the Option.

         13. Relationship To Employment Or Position. Nothing contained in this Agreement (i) shall confer upon the Optionee any right with respect to continuance of Optionee's employment by, or position or affiliation with, or relationship to, the Company, or (ii) shall interfere in any way with the right of the Company at any time to terminate the Optionee's employment by, position or affiliation with, or relationship to, the Company.

         14. Notices. All notices, requests, demands, directions and other communications ("Notices") concerning this Agreement shall be in writing and shall be mailed or delivered personally or sent by telecopier or facsimile to the applicable party at the address of such party set forth below in this
Section 14. When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the fifth business day after it has been deposited in the mail. When delivered personally, each such Notice shall be effective when delivered to the address for the respective party set forth in this Section 14, provided that it is delivered on a business day and further provided that it is delivered prior to 5:00 p.m., local time of the party to whom the notice is being delivered, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is delivered. When sent by telecopier or facsimile, each such Notice shall be effective on the day on which it is sent provided that it is sent on a business day and further provided that it is sent prior to 5:00 p.m., local time of the party to whom the Notice is being sent, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is sent. Each such Notice shall be addressed to the party to be notified as shown below:

                  (a)      if to the Company:    Bill Barrett Corporation
                                                 1099 18th Street
                                                 Suite 2300
                                                 Denver, Colorado 80202
                                                 Facsimile No. (303) 291-0420
                                                 Attention:
                                                           ----------------

                  (b)      if to the Optionee:
                                                 --------------------------
                                                 --------------------------
                                                 --------------------------
                                                 Facsimile No.:
                                                               ------------

         Either party may change its respective address for purposes of this
Section 14 by giving the other party Notice of the new address in the manner set forth above.

         15. General Provisions. This instrument (a) contains the entire agreement between the parties, (b) may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver, (c) shall be construed in accordance with, and governed by the laws of the state in which the Company is then incorporated, and (d) shall be binding upon and shall inure to the benefit of the parties and their respective personal representatives and assigns, except as above set forth. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural as the identity of the parties hereto may require.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.

                                            BILL BARRETT CORPORATION


Date:                                       By:
     ------------------------                  -----------------------------

                                            ------------------------------
                                            Printed Name And Title

                                            OPTIONEE

Date:
     ------------------------               --------------------------------
                                            Name
                                            Address:
                                                    ------------------------
                                                    ------------------------
                                                    ------------------------

                                    EXHIBIT A

                          (To Bill Barrett Corporation
                             Stock Option Agreement)

                            BILL BARRETT CORPORATION

                   NOTICE AND AGREEMENT OF EXERCISE OF OPTION

         The undersigned, ((Name)) (the "Optionee") hereby exercises Optionee's stock Option pursuant to the Stock Option Agreement (the "Option Agreement") dated as of __________, 2004 between Optionee and Bill Barrett Corporation (the "Company") as to ________ shares of the $.001 par value common stock (the "Option Shares") of the Company at a purchase price of $_____ per share. The total exercise price for these Option Shares is $__________.

         Enclosed is the payment specified in Section 5 of the Option Agreement. (Check the following box if the payment includes Previously Owned Shares: ___. Check the following box if the payment will be made from a broker-dealer: ___.)

         Optionee understands that no Option Shares will be issued unless and until, in the opinion of the Company, there has been full compliance with any applicable registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery. Optionee hereby acknowledges, represents, warrants and agrees to and with the Company as follows:

              (a) Optionee is acquiring the Option Shares for investment purposes only and the Option Shares that Optionee is acquiring will be held by Optionee without sale, transfer or other disposition for an indefinite period unless the transfer of those securities is subsequently registered under the federal securities laws or unless exemptions from registration are available;

              (b) Optionee's overall commitment to investments that are not readily marketable is not disproportionate to Optionee's net worth and Optionee's investment in the Option Shares will not cause such overall commitments to become excessive;

              (c) Optionee's financial condition is such that Optionee is under no present or contemplated future need to dispose of any portion of the Option Shares to satisfy any existing or contemplated undertaking, need or indebtedness;

              (d) Optionee has sufficient knowledge and experience in business and financial matters to evaluate, and Optionee has evaluated, the merits and risks of an investment in the Option Shares;

              (e) The address set forth in this Notice And Agreement Of Exercise Of Option is Optionee's true and correct residence, and Optionee has no present intention of becoming a resident of any other state or jurisdiction;

              (f) Optionee confirms that all documents, records and books pertaining to an investment in the Option Shares have been made available or delivered to Optionee, and Optionee has had the opportunity to discuss the acquisition of the Option Shares with the Company. Optionee also confirms that Optionee has obtained or been given access to all information concerning the Company that Optionee has requested;

              (g) Optionee has had the opportunity to ask questions of, and receive the answers from, the Company concerning the terms of the investment in the Option Shares and to receive additional information necessary to verify the accuracy of the information delivered to Optionee, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense;

              (h) Optionee understands that the issuance of the Option Shares has not been registered under the 1933 Act or any state securities laws in reliance on an exemption for private offerings, and no federal or state agency has made any finding or determination as to the fairness of this investment or any recommendation or endorsement of the issuance of the Option Shares;

              (i) Optionee is acquiring the Option Shares solely for Optionee's own account, for investment, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. Optionee has no agreement or arrangement for any such resale, distribution, subdivision or fractionalization thereof;

              (j) Optionee acknowledges and is aware of the following:

                  (i) The Company has a history of losses. The Option Shares constitute a speculative investment and involve a high degree of risk of loss by Optionee of Optionee's total investment in the Option Shares.

                  (ii) There are substantial restrictions on the transferability of the Option Shares. The Option Shares cannot be transferred, pledged, hypothecated, sold or otherwise disposed of unless they are registered under the 1933 Act or an exemption from such registration is available and established to the satisfaction of the Company; investors in the Company have no rights to require that the Option Shares be registered; there is no right of presentment of the Option Shares and there is no obligation by the Company to repurchase any of the Option Shares; and, accordingly, Optionee may have to hold the Option Shares indefinitely and it may not be possible for Optionee to liquidate Optionee's investment in the Company;

                  (iii) Each certificate issued representing the Option Shares shall be imprinted with a legend that sets forth a description of the restrictions on transferability of those securities, which legend will read substantially as follows:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER FEDERAL OR STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS SO REGISTERED OR QUALIFIED OR UNLESS AN EXEMPTION EXISTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED BY AN OPINION OF COUNSEL TO THE REGISTERED HOLDER (WHICH OPINION AND COUNSEL SHALL BOTH BE SATISFACTORY TO THE COMPANY)."

         (k) Optionee will not sell or dispose of Optionee's Option Shares in violation of the 1933 Act or any other applicable federal or state securities laws;

         (l) Optionee agrees that the Company may, without liability for its good faith actions, place legend restrictions upon Optionee's Option Shares and issue "stop transfer" instructions requiring compliance with applicable securities laws and the terms of the Option Agreement;

         (m) Optionee shall report all sales of Option Shares to the Company in writing on a form prescribed by the Company;

         (n) If and so long as Optionee is subject to reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), Optionee recognizes that any sale by Optionee or Optionee immediate family of the Company's $.001 par value common stock may create liability for Optionee under Section 16(b) of the 1934 Act ("Section 16(b)"). Therefore, Optionee has consulted with Optionee's counsel regarding the application of
Section 16(b) to this exercise of Optionee's Option; and

         (o) Optionee will consult with Optionee's counsel regarding the application of Section 16(b) before Optionee can make any sale of the Company's $.001 par value common stock, including the Option Shares, and Optionee will furnish the Company with a copy of each Form 4 filed by Optionee and will timely file all reports that Optionee may be required to file under the federal securities laws.

         The number of Option Shares specified above are to be issued in the name or names set forth below in the left-hand column.


-----------------------------------      ---------------------------------------
(Print Your Name)                        Signature


-----------------------------------      ---------------------------------------
(Optionee - Print Name of Spouse         Address
if you wish joint registration)
                                         ---------------------------------------
                                         City, State and Zip Code

                                    * * * *



                                       3